                                                                       Exhibit s

                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned Trustees and officers of PIMCO Corporate Income Fund (the "Trust"), hereby severally constitute and appoint each of Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him to sign for us, and in our name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.


Name                            Capacity                                  Date
----                            --------                                  ----
/s/ Stephen J. Treadway         President, Trustee                   December 26, 2001
-----------------------------                                        -----------------
Stephen J. Treadway

/s/ Paul Belica                 Trustee                              December 26, 2001
-----------------------------                                        -----------------
Paul Belica

/s/ Robert E. Connor            Trustee                              December 26, 2001
-----------------------------                                        -----------------
Robert E. Connor

/s/ John J. Dalessandro II      Trustee                              December 26, 2001
-----------------------------                                        -----------------
John J. Dalessandro II

/s/ Hans Kertess                Trustee                              December 26, 2001
-----------------------------                                        -----------------
Hans Kertess

/s/ Newton B. Schott, Jr.       Vice President and                   December 26, 2001
-----------------------------                                        -----------------
Newton B. Schott, Jr.           Secretary

/s/ Brian S. Shlissel           Treasurer and Principal Financial    December 26, 2001
-----------------------------                                        -----------------
Brian S. Shlissel               and Accounting Officer